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                                  UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                     ________________________

                                    FORM 8-K

                                 Current Report

         Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  May 17, 2004
                Date of Report (Date of earliest event reported)


                             FIRST INDUSTRIAL, L.P.
             (Exact name of registrant as specified in its charter)

            Delaware                       333-21873             36-3924586
(State or other jurisdiction of          (Commission        (I.R.S. Employer
 incorporation or organization)          file number)       Identification No.)

                         311 S. Wacker Drive, Suite 4000
                             Chicago, Illinois 60606
               (Address of principal executive offices, zip code)

                                 (312) 344-4300
              (Registrant's telephone number, including area code)




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Item 7.  Financial Statements and Exhibits

(c) Exhibits

Number            Description
------            -----------

4.1 Supplemental Indenture No. 8, dated as of May 17, relating to 6.42% Senior Notes due June 1, 2014, by and between First Industrial, L.P. and U.S. Bank National Association.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST INDUSTRIAL REALTY TRUST, INC.


                                   By: /s/ Scott A. Musil
                                       --------------------------------
                                       Name:   Scott A. Musil
                                       Title:  Senior Vice President
                                                 and Controller

Date:    May 27, 2004